POWER OF ATTORNEY



     The undersigned, a member of the Boards of Directors/ Trustees of the Delaware Group Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints Wayne A. Stork, W. Thacher Longstreth and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.


     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 1st day of May, 1997.


/s/Thomas F. Madison

Thomas F. Madison




                        POWER OF ATTORNEY

                            EXHIBIT A

                       DELAWARE GROUP FUNDS



DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP TREND FUND, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.
VOYAGEUR TAX FREE FUNDS, INC.
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.



                            POWER OF ATTORNEY


     The undersigned, a member of the Boards of Directors/ Trustees of the Delaware Group Funds listed on Exhibit A to this Power of Attorney, hereby constitutes and appoints Wayne A. Stork, W. Thacher Longstreth and Walter P. Babich and any one of them acting singly, his true and lawful attorneys-in-fact, in his name, place, and stead, to execute and cause to be filed with the Securities and Exchange Commission and other federal or state government agency or body, such registration statements, and any and all amendments thereto as either of such designees may deem to be appropriate under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all other applicable federal and state securities laws.


     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 1st day of May, 1997.


/s/Jeffrey J. Nick

Jeffrey J. Nick






                               POWER OF ATTORNEY

                                  EXHIBIT A

                            DELAWARE GROUP FUNDS



DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP TREND FUND, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.
VOYAGEUR TAX FREE FUNDS, INC.
VOYAGEUR ARIZONA MUNICIPAL INCOME FUND, INC.
VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
VOYAGEUR FLORIDA INSURED MUNICIPAL INCOME FUND
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND II, INC.
VOYAGEUR MINNESOTA MUNICIPAL INCOME FUND III, INC.


                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 11th day of July, 1997.


                           DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.

                                   By /s/Wayne A. Stork
                                   ---------------------------
                                   Wayne A. Stork
                                   President, Chief Executive
                                   Officer, Chairman of the Board
                                   and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                Title                    Date

                         President, Chief
                         Executive Officer,
                         Chairman of the
/s/Wayne A. Stork        Board and Director       July 11, 1997
------------------
Wayne A. Stork

                         Executive Vice President,
                         Chief Operating Officer,
                         Chief Financial Officer
                         (Principal Financial
                         Officer and Principal
/s/David K. Downes       Accounting Officer)      July 11, 1997
--------------------
David K. Downes

/s/Walter P. Babich *    Director                 July 11, 1997
---------------------
Walter P. Babich

/s/Anthony D. Knerr *    Director                 July 11, 1997
----------------------
Anthony D. Knerr

/s/Ann R. Leven     *    Director                 July 11, 1997
----------------------
Ann R. Leven

/s/W. Thacher Longstreth *    Director            July 11, 1997
--------------------------
W. Thacher Longstreth

/s/Thomas F. Madison     *    Director            July 11, 1997
--------------------------
Thomas F. Madison

/s/Jeffrey J. Nick       *    Director            July 11, 1997
--------------------------
Jeffrey J. Nick

/s/Charles E. Peck       *    Director            July 11, 1997
--------------------------
Charles E. Peck



* By /s/Wayne A. Stork
   ------------------------
  Wayne A. Stork
       as Attorney-in-Fact for
  each of the persons indicated